UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported): DECEMBER 2, 2016 (November 29, 2016)

MV Portfolios, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54706	83-0483725
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

14286-19 Beach Blvd #386, Jacksonville Florida 32250

(Address of principal executive offices and zip code)

(904) 586-8673

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.01.          Entry into a Material Definitive Agreement.

On November 29, 2016, MV Portfolios, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain “accredited investors” (as defined in Rule 501(a) of the Securities Act of 1933, as amended, the “Securities Act”) (the “Investors”) relating to the issuance and sale of 10,000,000 shares of the Company’s common stock (“Common Stock”) and warrants (each a “Warrant” and collectively, the “Warrants”) to purchase 5,000,000 shares of Common Stock (the “Warrant Shares”) at an initial exercise price of $0.06 per share for aggregate gross proceeds of $200,000. Of the foregoing 10,000,000 shares of Common Stock, the Company issued 3,775,000 shares on November 29, 2016 and entered into an agreement to issue the remaining 6,225,000 shares of Common Stock to an Investor if, and only if, such Investor’s beneficial ownership of the Common Stock does not exceed 9.99%.

In connection with the offering, the Company retained a registered FINRA broker dealer (the “Placement Agent”) to act as the placement agent. For acting as the placement agent, the Company agreed to issue the Placement Agent 800,000 shares of Common Stock and warrants to purchase 400,000 shares of Common Stock, which warrants are identical to the Warrants issued to the Investors. The Company intends to use the net proceeds from the offering primarily for working capital. The securities were offered and sold pursuant to an exemption from registration under Section 4(2) and Regulation D of the Securities Act.

Warrants

The Warrants entitle the holders to purchase shares of Common Stock at any time on or after the date of issuance until the sooner of: (i) two years after the Reporting Compliance Date (defined below), or (ii) the four-year anniversary of the issuance date. The “Reporting Compliance Date” means the date on which the Company shall become current with its reporting obligations under Section 12(g) of the Securities Exchange Act of 1934, as amended.

The Warrants have an initial exercise price per share of $0.06 per share; provided that the Warrants provide for full ratchet anti-dilution protection in case of any issuances of Common Stock below the exercise price (with limited exceptions) (a “Dilutive Issuance”), such that the exercise price will be reduced to the price per share in the Dilutive Issuance and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate exercise price payable hereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price prior to such adjustment.

In addition, if the Company incurs a Filing Compliance Default, the exercise price of the Warrants will be reduced to $0.001 per share, and the number of Warrant Shares shall be increased as described in the foregoing paragraph, except that the maximum amount of Warrant Shares to be issued in connection with a Filing Compliance Default shall not exceed in the aggregate for all holders of Warrants issued on the Closing Date pursuant to the Purchase Agreement, 25% of the Common Stock and Common Stock equivalents, including but not limited to management options, outstanding on the date of occurrence of such Filing Compliance Default on a fully diluted basis excluding certain exempt issuances. A “Filing Compliance Default” shall be deemed to have occurred if the Company’s Reporting Compliance Date is after 120 days from the execution date of the Purchase Agreement.

Purchase Agreement

Pursuant to the Purchase Agreement, until the later of the time that the Warrants are no longer outstanding or two years after the Reporting Compliance Date, the Company granted the Investors anti-dilution protection with respect to the shares of Common Stock purchase in the event that the Company issues or sells any shares of Common Stock or any Common Stock equivalent at a price less than $0.02 per share.

Pursuant to the Purchase Agreement, at any time commencing on the 120th day after the closing date, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then the Company agreed to pay to the Investors, in cash, as partial liquidated damages and not as a penalty, an amount in cash equal to 2% of the aggregate purchase price of the securities purchased and the purchase price of the Warrant Shares held by such Investors on the day of a Public Information Failure and on every 30th day thereafter until the date such Public Information Failure is cured.

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Pursuant to the Purchase Agreement, with limited exceptions, until the later of the time that the Warrants are no longer outstanding or two years after the Reporting Compliance Date, upon any proposed issuance by the Company of Common Stock or Common Stock equivalents, the Investors shall have the right to participate in up to an amount of the financing equal to 50% of such financing on the same terms, conditions and price provided for in the financing.

Pursuant to the Purchase Agreement, the Company agreed, with limited exceptions, without the consent of the Investors not to issue any shares of Common Stock or Common Stock equivalents; unless the Common Stock is sold at an effective cash price equal to or greater than $0.022 per share (subject to adjustment for stock splits, stock dividends and similar events) at one or more closings at which the Company receives net proceeds of not less than $1,000,000 and to the extent Common Stock equivalents are issued the holder may not be granted the right to acquire Common Stock at a price per share of Common Stock less than the exercise price of the Warrants (without giving effect to any anti-dilution reductions) (such permitted offering, a “Material Offering”). The restrictions set forth in this paragraph shall continue until the soonest to occur of (i) the Investors and their assigns collectively own less than 25% of the Common Stock purchased, (ii) a sale of the Company occurs at price of at least $0.10 per share, (iii) one year after the Reporting Compliance Date, or (iv) the closing of a Material Offering.

Pursuant to the Purchase Agreement, until the later of the time that the Warrants are no longer outstanding or two years after the Reporting Compliance Date, the Company agreed not to enter into any equity line of credit or similar agreement or any variable rate transaction (each as defined in the Purchase Agreement).

The foregoing description of the offering does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the Warrant, copies of which are being filed as Exhibit 10.1 and Exhibit 4.1 hereto and are incorporated herein by reference.

Item 3.02          Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K report is incorporated by reference into this Item 3.02. The Company issued the Shares and Warrants in reliance on the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

4.1	Form of Warrant Agreement (1)
10.1	Form of Securities Purchase Agreement (1)
10.2	Form of Right to Shares Agreement (1)

(1) Incorporated by reference to the corresponding exhibits filed on the Form 8-K filed November 23, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MV PORTFOLIOS, INC.

Date: December 2, 2016
	By:	/s/ William D. Meadow
William D. Meadow
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant Agreement (1)
10.1	Form of Securities Purchase Agreement (1)
10.2	Form of Right to Shares Agreement (1)

(1) Incorporated by reference to the corresponding exhibits filed on the Form 8-K filed November 23, 2016.

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